EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Procure ETF Trust II., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Procure ETF Trust II for the period ended April 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Procure ETF Trust II for the stated period.

/s/ Andrew Chanin Andrew Chanin Principal Executive Officer/President, Procure ETF Trust II	/s/ Adrienne Binik-Chanin Adrienne Binik-Chanin Chief Financial Officer, Procure ETF Trust II

Dated: July 5, 2024	Dated: July 5, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Procure ETF Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.